UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E Wisconsin Avenue, Fl 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2012

Date of reporting period:  March 31, 2012

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

March 31, 2012

BOSTON COMMON
INTERNATIONAL FUND

Message from the Advisor

Dear Fellow Shareholders,

In December 2011, the Boston Common International Fund reached its one-year anniversary.  In managing this fund, we strive to integrate rigorous financial analysis with proprietary sustainability research to invest in enterprises that we believe will create long-term social and economic value.  Our philosophy is based on the principle that complete research includes thorough analysis of financial, environmental, social, and governance (ESG) considerations.  In the six months since we last addressed our investors in this forum, we believe that philosophy has contributed to the fund’s solid performance versus its benchmark.

As active shareowners, we consider engagement with the companies we own a primary responsibility.  We exercise this responsibility by urging portfolio companies to higher ESG standards, via industry coalitions, advocacy campaigns, and in-person meetings with companies. Within this document you will find highlights from our visits with companies located in Asia over the past six months, in which we encouraged management teams to respond to distinct, regional ESG imperatives, and to adopt best-in-class operating frameworks.

This document outlines the activity in your Fund over the last six months, and presents our outlook for the coming quarters. We take this opportunity to thank our shareholders for partnering with us.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

Investment Review

The recent market rally reflects optimism about European policymakers’ ongoing efforts to control Europe’s sovereign debt crisis.  Last fall investors were disappointed by the European Central Bank’s (ECB) reluctance to provide unlimited support for troubled governments. However, their actions over the past months have boosted investor confidence. In particular, the ECB issued €1 trillion in low-cost three year loans to Eurozone banks since the fourth quarter, and Eurozone nations agreed to add €200 billion to the Eurozone’s stability funds.  At the same time, the outlook has brightened with an increase in real economic activity.  Manufacturing surveys in developed and emerging markets indicate expansionary conditions.  In Japan, extraordinary efforts by the Bank of Japan to reverse deflation has helped weaken the Yen and boosted market spirits.  Yet geopolitical risks appear to be rising with increased tensions in Iran and simmering unrest in Egypt and Syria supporting higher oil prices.

Europe

We believe the ECB’s Long-Term Refinancing Operations (LTRO) have played an important role in stabilizing the Eurozone financial system and economy.  Bank funding pressures have been a critical issue for the Eurozone because scarce bank capital limits credit availability for individual and business borrowers.  Banks’ government bond holdings exacerbate the linkages because as they sell assets to reduce leverage, they would increase government borrowing costs.  By flooding Eurozone banks with liquidity, the ECB has interrupted the negative feedback loop between a deteriorating financial system, a recession, and fiscal pressures.

Despite the notable success of ECB policy, we remain mindful of the long-term challenges for peripheral European countries.  Excess debt, intractable deficits, and weak competitive positions are serious impediments to growth.  Spain, the fourth largest economy in the Eurozone, has recently been struggling to meet its fiscal targets.  Its recession appears to be deepening, with unemployment rising to 24%.  While Eurozone policymakers have steadfastly stood behind the currency bloc, there has been limited progress in moving closer to a full fiscal union with a collectively strong credit profile.

In our opinion, European equity markets could offer attractive long-term returns if newly-achieved stability in the region develops into sustainable growth.  We favor European companies with secular demand drivers and global end markets.

Japan

Japan is suffering from deflation and a strong currency. Last October, the Japanese currency reached a postwar high of 75.4 Yen per US Dollar. The Yen’s strength increases the pressure for Japanese manufacturers to shift production to key markets such as the US, as well as to countries with low labor costs like Thailand.  In February, the Bank of Japan (BoJ) announced a ¥10 trillion ($120 billion) expansion of its Japanese Government Bond purchase program.  Looser monetary policy is designed to weaken the Yen and boost Japan’s large export sector.  At the same time, the BoJ also announced an inflation target of 1%.  The policy goal is explicitly to reverse the persistent deflation that has weighed down growth.  Igniting inflation in Japan is daunting because the country’s shrinking labor force is likely to result in declining demand for consumer goods.

Our Japanese holdings typically have substantial international franchises, and what we believe are strong balance sheets and attractive valuations.

Asia Pacific and Emerging Markets

The developed Asia Pacific region has grown rapidly in the past decade because of its interconnectedness with Asia’s burgeoning Emerging Markets. Recently, this strong growth has been called into question. To stave off inflation threats from rising wages, high commodity prices, and hot property markets, central banks, for example in China and Brazil, tightened monetary policy and financial regulation throughout last year.  These measures, combined with weakening export demand from the Eurozone, appear to have successfully cooled pricing pressures, with inflation in China decelerating from almost 7% to less than 4% in the past five months.  Now, policymakers appear more concerned about a slowdown than overheating.  Near the end of the fourth quarter, China cut bank reserve requirements and Brazil cut interest rates and passed consumer tax breaks, all efforts to reignite growth and encourage spending.  While some market participants are concerned that growth still will slow considerably in these economies, we think easing inflation and policy loosening are more likely to signal an orderly transition to a stable rate of growth.

We continue to look for companies that have opportunities to sell goods and services to Emerging Market consumers including a small portion of the portfolio that continues to be allocated to firms directly domiciled in developing economies.

Fund Portfolio Activity

Activity in the Fund over the last six months includes the purchase of BG Group, a British energy company with Liquefied Natural Gas (LNG) expertise and major projects in Australia and Brazil. BG Group faces significant exposure to activities bearing social and biodiversity impacts. BG’s approach to water usage in unconventional gas operations focuses on water impact assessments, water recycling, and the use of industrial rather than fresh water where appropriate. These practices are currently regarded as best practices in water management. To mitigate impacts on local ecosystems and biodiversity, the BG

Group carries out environmental and social impact assessments at the early stage of project design. The company’s valuation had recently contracted yet the outlook appears to be strengthening because of Japan’s shift away from nuclear power, tightening oil markets, and the maturation of the company’s assets in Brazil.

We sold two Japanese companies, Sony and Disco. In our opinion, Sony’s restructuring efforts were not progressing quickly enough in response to challenging fundamentals. For Disco, we became concerned that the current valuation didn’t reflect a potential downturn in the global semiconductor cycle with negative implications for semiconductor equipment.

In the emerging markets, we purchased Grupo Financiero Banorte, the largest independent bank in Mexico.  Mexico’s banking industry has relatively low penetration rates, suggesting room for long-term sustainable credit expansion.  Banorte should benefit from secular growth in demand and has a good underwriting and operating record.

We sold Mexican telecom company America Movil because of competitive concerns. In our opinion, America Movil’s position as a near-monopoly player and its corresponding high prices in Mexico looks to be at risk from greater regulatory pressure and potential threats from new deep-pocketed businesses entering the Mexican telecom market.

Balancing longer term structural concerns in Europe and Japan with valuations that remain reasonable, we remain cautiously optimistic in our longer term expectations for international equities.

Fund Shareowner Engagement

Dialogue with Fund companies is an important part of the engagement process.  Face to face conversations seek to raise issues of concerns and encourage progress in setting ’best in class’ frameworks with management teams.  Over the last six months we have visited Asian companies and held talks sensitive to their cultural, country and industry specific issues.

On the environmental front, we encouraged Toray Industries to lead the way amongst peers in assessing water footprint, given the large volume of water used in its textile business.  While Toray has adopted the ISO 14046 Water Standard for usage we recommended that they join the CEO Water Mandate and assess its footprint through the Water Disclosure Project. We asked Mitsui Fudosan, the second largest real estate developer in Japan, to report in accordance with the GRI sector supplement on Construction and Real Estate which considers the life cycle of a building, and to adopt a timber sourcing policy favoring forest stewardship certified timber.  In the realm of human rights, we encouraged Singapore Telecomm to take steps to increase its global participation and disclosure on freedom of expression and privacy issues.  Olam’s expansion into palm oil creates challenges in its supply chain to focus on sustainability of the product. We discussed its community consultation process, including how it assesses stakeholder grievances and the formal grievance mechanism it has in place in an effort to address ’land grab’ concerns in Africa.

Management’s Discussion of Fund Performance for the period ending March 31, 2012

Over the past six months ending March 31, 2012, the Fund has returned 17.99%, while the MSCI EAFE index was up 14.56% over the same time frame.  During this period, the currency impact was negligible for U.S. investors’ returns.

Economically-sensitive sectors led the rally. For the Fund, most sectors experienced double digit returns with stock selection the major contributor to both absolute and relative performance over the past six months.  After concerns about sovereign debt and the unity of the Eurozone subsided, the Financials sector experienced a strong rally. Although the Fund remains underweight, the current financial holdings delivered solid gains. The Utilities sector, where holdings in renewable power generators in Latin America and Europe benefited from a large Chinese investment, was strong.  Weak stock selection in both Healthcare and Industrials sectors detracted from the performance.

From a regional perspective, the Fund was helped by its stock selection in Europe (+20.5%) and the U.K. (+20.3%). The fund is underweight the Eurozone; having more exposure in the Nordic region and Switzerland.  The underweight to Japan (+9.9%) contributed to results. The Fund’s tactical allocation to faster growing Emerging Markets (+27.5%) continued to benefit Fund performance.

Top contributors included Barclays (+49.5%), a British bank benefiting from recovering capital markets activity. Also strong were European Energy and Materials companies Johnson Matthey (+52.5%), Umicore (+49.3%), and Subsea 7 (+39.9%), driven by an improving demand outlook.

Several of the Fund’s poorest performers are no longer held including Gafisa, Sony and Vestas Wind Systems. As the rally took hold, previously poorer performing, more economically-sensitive holdings rebounded while more defensive names started to lag.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. It is widely recognized as a benchmark for measuring the performance of international value funds. You cannot invest directly in an index.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security mentioned.

The Boston Common International Fund is distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION For the Period Ended March 31, 2012 (Unaudited)

Country Allocation	% of Net Assets
Australia	5.5%
Belgium	1.7%
Brazil	3.0%
China	1.8%
Finland	1.8%
France	7.4%
Germany	8.6%
Hong Kong	1.7%
Israel	1.4%
Japan	15.7%
Luxembourg	2.0%
Mexico	0.5%
Netherlands	5.0%
Norway	2.8%
Portugal	0.6%
Singapore	3.7%
South Africa	2.1%
Spain	0.6%
Switzerland	11.0%
Taiwan	1.5%
Thailand	1.8%
United Kingdom	17.1%
Cash & Equivalents	2.7%

BOSTON COMMON INTERNATIONAL FUND

EXPENSE EXAMPLE For the Period Ended March 31, 2012 (Unaudited)

As a shareholder of the Boston Common International Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/11 – 3/31/12).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary and are not included in the example below.  This example includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, this example does not include portfolio trading commissions and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other

BOSTON COMMON INTERNATIONAL FUND

EXPENSE EXAMPLE For the Period Ended March 31, 2012 (Unaudited) (Continued)

funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/11	3/31/12	10/1/11– 3/31/12*
Actual	$1,000	$1,173	$7.33
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/366 days.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited)

Shares		Value $
COMMON STOCKS – 95.4%
Australia – 5.5%
136,100	AMP LTD	$609,031
44,905	Origin Energy	620,974
44,145	Sims Metal Management
	LTD – ADR	674,093
21,230	WorleyParsons LTD	629,606
		2,533,704
Belgium – 1.7%
14,705	Umicore SA	810,080
		810,080
Brazil – 1.1%
15,560	Tim Participacoes
	SA – ADR	501,966
		501,966
China – 1.8%
12,555	New Oriental Education
	and Technology Group,
	Inc – ADR*	344,760
166,000	Tingyi Holding
	Corporation	479,902
		824,662
Finland – 1.8%
28,170	Sampo Group	814,153
		814,153
France – 7.4%
42,055	Air Liquide SA – ADR	1,122,448
540	Air Liquide SA	71,991
2,775	AXA SA	46,004
43,385	AXA SA – ADR	718,889
10,185	Casino Guichard
	Perrachon SA	1,003,843
6,545	Danone SA	456,533
		3,419,708
Germany – 8.6%
11,190	adidas AG	873,661
1,070	Henkel AG and
	Company KGaA	78,403
19,215	Henkel AG and
	Company KGaA –
	ADR	1,196,135
8,990	K&S AG	470,309
12,265	SAP AG – ADR	856,342
4,570	SMA Solar
	Technology AG	207,109
2,930	Vossloh AG	289,252
		3,971,211
Hong Kong – 1.7%
60,600	Hang Seng Bank LTD	805,342
		805,342
Israel – 1.4%
10,430	Check Point Software
	Technologies LTD*	665,851
		665,851
Japan – 15.7%
3,900	FANUC LTD	691,701
25,410	Honda Motor Company
	LTD – ADR	976,506
25,400	Kao Corporation	666,531
21,790	Kubota
	Corporation – ADR	1,054,637
29,000	Mitsui Fudosan Company	554,633
39,415	NGK Insulators LTD	562,391
58,410	Nippon Electronic
	Glass Company LTD	507,391
25,360	SYSMEX Corporation	1,023,347
19,100	TERUMO Corporation	912,656
5,048	Toray Industries,
	Inc – ADR*	375,369
3,000	Toray Industries, Inc*	22,254
		7,347,416
Luxembourg – 2.0%
2,085	Subsea 7 SA*	55,212
32,480	Subsea 7 SA – ADR*	857,147
		912,359
Mexico – 0.5%
50,800	Grupo Financiero
	Banorte SAB de CV	225,812
		225,812
Netherlands – 5.0%
15,075	ASML Holding
	NV – ADR	755,861
29,220	Koninklijke Philips
	Electronics NV – ADR	594,627
28,755	Unilever NV – ADR	978,532
		2,329,020

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited) (Continued)

Shares		Value $
Norway – 2.8%
47,835	Statoil ASA – ADR	$1,296,807
		1,296,807
Portugal – 0.6%
60,100	EDP Renovaveis SA*	298,660
		298,660
Singapore – 3.7%
229,000	CapitaLand LTD	568,378
264,000	Olam International	495,636
256,045	Singapore
	Telecommunications
	LTD	641,616
		1,705,630
South Africa – 2.1%
8,745	Naspers	491,343
32,100	Standard Bank
	Group LTD	465,996
		957,339
Spain – 0.6%
15,585	Abengoa SA	284,558
		284,558
Switzerland – 11.0%
53,285	ABB LTD – ADR	1,087,547
18,765	Julius Baer Gruppe AG	757,502
19,551	Novartis AG – ADR	1,083,321
31,980	Roche Holding
	LTD – ADR	1,395,607
6,985	Sonova Holding AG	776,111
		5,100,088
Taiwan – 1.5%
45,345	Taiwan Semiconductor
	Manufacturing Company
	LTD – ADR	692,872
		692,872
Thailand – 1.8%
171,500	Kasikornbank PLC	856,110
		856,110
United Kingdom – 17.1%
248,140	Barclays PLC	933,700
25,555	BG Group	591,869
18,765	HSBC Holdings
	PLC – ADR	832,978
1,175	Johnson Matthey
	PLC	44,335
9,135	Johnson Matthey
	PLC – ADR	689,196
42,925	Pearson PLC – ADR	804,415
13,435	Smith & Nephew
	PLC – ADR	678,468
11,938	Spirax-Sarco
	Engineering PLC	398,888
2,000	SSE PLC	42,514
31,125	SSE PLC – ADR	669,499
35,815	Standard Chartered
	Bank PLC	893,656
50,325	Vodafone Group
	PLC – ADR	1,392,493
		7,972,011
TOTAL COMMON STOCKS
(Cost $42,862,479)		44,325,359
PREFERRED STOCKS – 1.9%
Brazil – 1.9%
36,230	Companhia Energetica
	de Minas
	Gerais – ADR	861,549
TOTAL PREFERRED STOCKS
(Cost $695,002)		861,549
SHORT TERM INVESTMENTS – 7.5%
3,466,199	Fidelity Money Market
	Portfolio, 0.01%(1)	3,466,199
TOTAL SHORT TERM INVESTMENTS
(Cost $3,466,199)		3,466,199
TOTAL INVESTMENTS – 104.8%
(Cost $47,023,680)		48,653,107
Liabilities in Excess
of Other Assets – (4.8)%		(2,231,397)
NET ASSETS – 100.0%		$46,421,710

ADR  American Depository Receipt
*	Non-Income Producing
(1)	Seven day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2012 (Unaudited)

ASSETS:
Investments in Securities, at Value
(cost $47,023,680) (See Note 2)	$48,653,107
Receivables:
Dividends and Interest	206,761
Fund Shares Sold	8,462
Prepaid Expenses and Other Assets	2,491
Total Assets	48,870,821

LIABILITIES:
Payables:
Investment Securities Purchased	2,383,804
Due to Advisor, Net	27,534
Administration & Accounting Fees	12,097
Professional Fees	10,257
Printing & Mailing Fees	6,794
Transfer Agent Fees	2,526
Chief Compliance Officer Fees	2,092
Other Accrued Expenses	4,007
Total Liabilities	2,449,111
NET ASSETS	$46,421,710

COMPONENTS OF NET ASSETS:
Paid-in Capital	45,480,863
Accumulated Undistributed Net Investment Income	107,852
Accumulated Net Realized Loss on Investments	(796,432)
Net Unrealized Appreciation of Investments	1,629,427
Net Assets	$46,421,710

Net Asset Value (unlimited shares authorized):
Net Assets	$46,421,710
Shares Issued and Outstanding	1,911,236
Net Asset Value, Offering and
Redemption Price per Share	$24.29

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENT OF OPERATIONS For the Period Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign
withholding tax of $23,578)	$351,182
Interest	1,360
Total Investment Income	352,542

Expenses:
Investment Advisory Fees	146,730
Administration & Accounting Fees	40,024
Registration Fees	20,359
Custodian Fees	20,126
Transfer Agent Fees	13,507
Professional Fees	11,737
Printing & Mailing Fees	6,853
Chief Compliance Officer Fees	6,017
Miscellaneous Expenses	3,347
Trustee Fees	1,296
Insurance Expenses	732
Total Expenses	270,728
Less: Expenses Waived or Reimbursed	(50,633)
Net Expenses	220,095
Net Investment Income	132,447

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net Realized Loss on Investments	(616,897)
Net Change in Unrealized Appreciation of Investments	6,015,283
Net Realized and Unrealized Gain on Investments	5,398,386
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$5,530,833

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Period Ended
	March 31, 2012	September 30,
	(Unaudited)	20111
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net Investment Income	$132,447	$93,796
Net Realized Loss on Investments	(616,897)	(179,909)
Net Change in Unrealized Appreciation or
(Depreciation) of Investments	6,015,283	(4,385,856)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,530,833	(4,471,969)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(118,017)	—
Total Distributions to Shareholders	(118,017)	—

CAPITAL SHARE TRANSACTIONS
Net Increase in Net Assets Resulting from
Capital Share Transactions (a)	19,884,688	25,596,175

Total Increase in Net Assets	25,297,504	21,124,206

NET ASSETS
Beginning of period	21,124,206	—
End of period	$46,421,710	$21,124,206

Undistributed Net Investment Income
at End of Period	$107,852	$93,422

(a)	Summary of share transactions is as follows:

	Six Months Ended		Period Ended
	March 31, 2012		September 30, 20111
	Shares	Amount	Shares	Amount
Shares Sold	936,318	$20,971,220	1,114,141	$27,530,475
Reinvested Dividends	4,401	94,927	—	—
Shares Redeemed	(52,081)	(1,181,459)	(91,543)	(1,934,300)
Net Increase	888,638	$19,884,688	1,022,598	$25,596,175

1	Fund commenced operations on December 29, 2010.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Six Months
	Ended	Period Ended
	March 31, 2012	September 30,
	(Unaudited)	20111
Net Asset Value, Beginning of Period	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income2	0.09	0.20
Net Change in Unrealized Appreciation or
(Depreciation) of Investments	3.62	(4.54)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3.71	(4.34)

LESS DISTRIBUTIONS
Distributions from Net Investment Income	(0.08)	—
Total Distributions	(0.08)	—
Net Asset Value, End of Period	$24.29	$20.66
Total Return3	17.99%	(17.36%)

SUPPLEMENTAL DATA
Net Assets, End of Period (000’s)	$46,422	$21,124
Ratios to Average Net Assets:4
Expenses Before Fees Waived	1.66%	3.00%
Expenses After Fees Waived	1.35%	1.35%
Net Investment Income	0.81%	1.09%
Portfolio Turnover Rate3	10.32%	19.71%

1	Fund commenced operations on December 29, 2010.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The Boston Common International Fund (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on December 29, 2010.  The Fund’s investment objective is to seek long-term capital appreciation.  The Fund seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Unaudited) (Continued)

As described in above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock*	$42,361,625	$1,963,734	$—	$44,325,359
Preferred Stock*	861,549	—	—	861,549
Short-Term
Investments	3,466,199	—	—	3,466,199
Total Investments
in Securities	$46,689,373	$1,963,734	$—	$48,653,107

* See Schedule of Investments for the investments detail by country.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Unaudited) (Continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and  intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  The Fund’s post-October capital losses are $140,280.  At September 30, 2011, the Fund had no capital loss carryforwards available for federal income tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies their

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Unaudited) (Continued)

major tax jurisdictions as U.S. Federal and State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the  nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Unaudited) (Continued)

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and  transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
New Accounting Pronouncements.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Fund.  For the period ended March 31, 2012, the Fund incurred $146,730 in advisory fees.

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Unaudited) (Continued)

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.35% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  At March 31, 2012, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $191,280.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
September 30, 2014	$140,647
September 30, 2015	$ 50,633

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any  reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the period ended March 31, 2012, the Fund incurred $40,024 in administration and accounting fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the period ended March 31, 2012, the Fund was allocated $6,017 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, was $21,509,674 and $3,271,402, respectively.  There were no purchases or sales of U.S. Government obligations for the period ended March 31, 2012.

The cost basis of investments for federal income tax purposes at March 31, 2012 was as follows:

Cost of investments for tax purposes	$47,062,184
Gross tax unrealized appreciation	2,752,620
Gross tax unrealized depreciation	(1,161,697)
Net tax unrealized appreciation	$1,590,923

As of September 30, 2011, components of distributable earnings on a tax basis were as follows:

Net tax unrealized depreciation	$(4,424,360)
Unrealized depreciation on currencies	(1,125)
Undistributed ordinary income	93,796
Undistributed long term capital gains	—
Total distributable earnings	93,796
Other accumulated losses	(140,280)
Total accumulated losses	$(4,471,969)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the six-months ended March 31, 2012 and the period ended September 30, 2011 were as follows:

	Six Months Ended	Period Ended
	March 31, 2012	September 30, 2011
Ordinary Income	$118,017	$ —

BOSTON COMMON INTERNATIONAL FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (877) 777-6944 and on the Fund’s website at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 is available without charge, upon request, by calling (877) 777-6944 or through the SEC’s website at www.sec.gov.  (As the Fund commenced operations on December 29, 2010, no proxy voting information is yet available).

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds make their portfolio holdings available on the Funds’ website www.bostoncommonfunds.com simultaneously with the regulatory requirements.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (877) 777-6944 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

BOSTON COMMON INTERNATIONAL FUND

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     6/4/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     6/4/12

By (Signature and Title)*    /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     5/29/12

* Print the name and title of each signing officer under his or her signature.